Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Advanced Digital Information Corporation (the “Company”) on Form 10-Q for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Jon W. Gacek, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.     The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2.     The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2003	JON W. GACEK

Jon W. Gacek, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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